                                                                  EXHIBIT 10.1.4

                                    AGREEMENT

      This Agreement (the "Agreement") is entered into as of July 8, 2005 (the "Effective Date") between Leap Wireless International, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10307 Pacific Center Court, San Diego, CA 92121 (the "Company"), and Harvey P. White ("White").

      In consideration of the promises and mutual covenants hereinafter set forth, the Company and White hereby agree as follows:

1.    CONSULTING SERVICES.

      (a) Services. White shall perform personally the consulting services described in Exhibit A hereto and incorporated herein by reference (the "Services") from the date hereof through November 30, 2006. The Services shall be performed with promptness and diligence in accordance with the high professional standards of consultants who provide similar executive consulting services to senior management and boards of directors of companies comparable in size and involved in the same or similar lines of business as the Company.

      (b)   Confidentiality.

            (i) Use of Confidential Information Received. The Company may from time to time communicate to White, or White may otherwise gain access to, certain confidential information with respect to the plans, strategies, financial condition, results of operation and/or intellectual property of the Company and its affiliates (the "Information"). White shall treat all Information as confidential, whether or not so identified, and shall not disclose, or permit the disclosure of any Information without the prior written consent of the Company. The foregoing obligations of this Section 1(b) shall not apply to any Information, which has been or is through no fault of White hereafter disclosed in publicly available sources of information. The terms of this Agreement are in addition to the terms of any nondisclosure agreement currently in effect between the Company (or any of its affiliates) and White, and in the event of any inconsistency between the terms of such agreements, those terms which are most protective of the Information shall prevail.

            (ii) Confidentiality of Work Product. White shall not disclose to any party, without the prior written consent of the Company, any of (i) White's advice, recommendations, works, discoveries, inventions and innovations resulting from the Services, or (ii) any proposals, research, records, reports, recommendations, manuals, findings, evaluations, forms, reviews, information, data, computer programs and software originated or prepared by White for or in the performance of the Services (the items listed in clauses (i) and (ii) being hereinafter referred to collectively and severally as "Work Product").

            (iii) Return of Information and Work Product; Survival. On or prior to November 30 2006, or upon the earlier written request of the Company, all copies of all documents and other materials containing Information or Work Product shall be immediately returned to the Company. The terms and conditions of this Section 1(b) shall survive the expiration or termination of the Agreement.

      (c)   Proprietary Rights.

            (i) Rights to Information. White acknowledges and agrees that all Information shall remain the property of the Company, and no license, express or implied, to use any of the Company's intellectual property is granted under this Agreement, except as specifically required to perform the Services.

            (ii) Assignment of Work Product. All Work Product shall be promptly communicated to the Company. As additional consideration for the compensation to be paid to White under this Agreement, White hereby assigns to the Company all of his right, title and interest in and to all Work Product immediately upon origination, preparation or discovery thereof and regardless of the medium of expression thereof. White shall communicate to the Company or its representatives all facts known to him respecting such Work Product. All Work Product shall be the exclusive property of the Company, and White shall be deemed to have relinquished to the Company all right, title and interest in and to such Work Product by virtue of this Section 1(c). White agrees to execute such documents or instruments and to take such further actions as may be reasonably requested by the Company to give effect to the provisions of this
Section 1(c).

            (iii) Work for Hire. To the extent that the Services under this Agreement are a work of the type described under the definition of "work made for hire" in the Copyright Act of 1978, 17 U.S.C. Section 101, the Company and White agree that the work shall be considered a "work made for hire."

            (iv) Survival. The terms and conditions of this Section 1(c) shall survive the expiration or termination of this Agreement.

      (d) Independent Contractor. The parties expressly intend and agree that White is acting as an independent contractor and not as an agent or employee of the Company. White retains sole and absolute discretion, control and judgment regarding the manner and means of performing and providing the Services, except as to the policies and procedures set forth herein. White understands and agrees that he shall not be entitled to any of the rights and privileges established for the Company's employees, including but not limited to: retirement benefits; medical, life insurance or disability coverage; severance pay; and paid vacation or sick pay. White understands and agrees that the Company will not pay or withhold from the compensation paid to White any sums customarily paid or withheld for or on behalf of employees for income tax, unemployment insurance, social security, workers compensation or any other withholding tax, insurance or payment, and all such payments as may be required by law are the sole responsibility of White. White agrees to hold the Company harmless against and indemnify the Company for any of such payments or liabilities for which White may become liable with respect to such matters. This Agreement shall not be construed as a partnership agreement, joint venture or franchise, and neither party shall have the right or authority to assume or create any obligation on behalf of or in the name of the other.

      (e) Laws, Rules and Regulations. White shall comply at his own expense with the provisions of all applicable federal, state and municipal laws, statutes, ordinances, regulations and codes.

      (f) Company Property. Title to all property owned by the Company (or any affiliate of the Company) and furnished to White shall remain in the Company (or the affiliate). Any property owned by the Company (or any affiliate) and in White's possession or control shall be used only in the performance of this Agreement unless authorized in writing by the Company for another use. White shall adequately protect such property and shall return it to the Company or otherwise dispose of it as directed by the Company. White shall be responsible for any loss or damage to any property owned by the Company and in White's possession.

      (g) Representations and Warranties. White represents and warrants that White's execution of this Agreement and White's performance of his obligations hereunder do not violate any agreement between White and any third party, or any obligation of White to any third party, including, without limitation, any non-compete agreement or obligation. White will inform the Company if any litigation is instituted against White that may have an effect on White's performance of the Agreement.

2.    CONTINUED SERVICE PRIOR TO RETIREMENT

      On September 12, 2003, the Company announced that White would retire as CEO of the Company and that the Company had initiated a search for a new CEO. The Company acknowledges that the search for the new CEO continued substantially longer than originally expected and, until the new CEO was appointed in June 2004, Mr. White continued to serve as CEO which allowed the Company to file its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, in each case with the certifications required by the Sarbanes-Oxley Act. The Company further acknowledges that Mr. White continued to serve as CEO until June 2004 based, in part, upon an expectation that he would receive partial compensation for such services through an award of equity issued by the Company after its emergence from bankruptcy.

3.    RELEASE AND SETTLEMENT

      (a) As partial consideration for the payments to be made to White hereunder, and subject to the provisions of Section 3(e) below, White does hereby for himself and his spouse, beneficiaries, heirs, successors and assigns, release, acquit and forever discharge the Released Parties (as defined below) from any and all claims, actions, charges, complaints, causes of actions, rights, demands, debts, liabilities, damages, losses, costs and expenses of any nature whatsoever, known or unknown, fixed or contingent ("Claims"), under, relating to, or in connection with:

            (i) the Company's Executive Retirement Contribution Plan (the "Executive Retirement Plan");

            (ii) the Company's Executive Retirement Matching Contribution Plan (the "Executive Matching Contribution Plan");

            (iii) the Trust established under the Trust Agreement Between the Company and Fidelity Management Trust Company ("Fidelity"), dated as of September 30, 1998, as amended to date (the "Executive Retirement Trust"), and any assets or funds of the Executive Retirement Trust or any interest therein; and

            (iv) any benefits or other amounts payable to White under, relating to or in connection with any of the foregoing, including, without limitation, any Claims under the Employee Retirement Income Security Act of 1974, as amended (collectively, the "Released Claims").

      (b) IN ADDITION, AND SUBJECT TO THE PROVISIONS OF SECTION 3(e) BELOW, WHITE EXPRESSLY WAIVES ALL RIGHTS UNDER SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH READS AS FOLLOWS:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

WITH FULL AWARENESS AND UNDERSTANDING OF THE ABOVE PROVISIONS, WHITE HEREBY WAIVES ANY RIGHTS HE MAY HAVE UNDER SECTION 1542, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT, WITH RESPECT TO THE RELEASED CLAIMS. WHITE INTENDS TO, AND HEREBY DOES, RELEASE THE RELEASED PARTIES FROM CLAIMS WHICH WHITE DOES NOT PRESENTLY KNOW OR SUSPECT TO EXIST AT THIS TIME WITH RESPECT TO THE RELEASED CLAIMS.

      (c) As used in this Section 3, the term "Released Parties" means: the Company; all direct and indirect subsidiaries of the Company; any affiliate (as such term is defined in Rule 144 under the Securities Act of 1933, as amended) of the Company; the Executive Retirement Plan; the Executive Matching Contribution Plan; the Executive Retirement Trust; Fidelity, in its capacity as the trustee of the Executive Retirement

Trust; and any past, present and future director, officer, employee, representative, stockholder, administrator, trustee, fiduciary, affiliate, stockholder, or agent of any of the foregoing and all persons acting by, through or in concert with them. The term "Released Party" shall not include the Leap Wireless International, Inc. Liquidating Trust (the "Leap Creditor Trust"), and this Section 3 shall not release or discharge any claim White may have as a general unsecured creditor of the Company to a pro rata distribution of beneficial interests in the Leap Creditor Trust (as contemplated by Article III of the Fifth Amended Joint Plan of Reorganization of the Company and the other debtors identified therein, dated as of July 30, 2003, as amended) with respect to any claim filed by White against the Company in connection with the Company's bankruptcy.

      (d) White is advised to consult an attorney before signing this Agreement.

      (e) The provisions of Sections 3(a) and (b) above shall be void and shall have no force and effect if:

            (i) the Company does not issue the Shares to White as contemplated by Section 2.3 of Exhibit A to the Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, dated as of July 8, 2005 (the Restricted Stock Agreement"), reasonably promptly after White executes and delivers the Restricted Stock Agreement and pays the purchase price for the Shares (including payment of any applicable withholding tax) as contemplated by
      Section 2.4(e) of the Restricted Stock Agreement (it being understood that upon issuance, the Shares shall be delivered to an escrow holder as contemplated by the Restricted Stock Agreement); or

            (ii) a certificate or certificates for the portion of the Shares that are not then subject to the Repurchase Option are not delivered to White reasonably promptly after White's written request for such certificate(s) is delivered to the General Counsel of the Company.

The terms "Shares" and "Repurchase Option" used in this Section 3(e) shall have the meanings ascribed to such terms in the Restricted Stock Agreement.

4.    COMPENSATION.

      (a) In payment for the matters described in Sections 1 through 3 above, the Company shall pay White as set forth on Exhibit B.

      (b) White shall provide the Company with monthly invoices itemizing any expenses for which White seeks reimbursement from the Company in accordance with the provisions of Exhibit B.

      (c) All taxes and similar assessments, levies and government-imposed obligations with respect to White's income derived from his performance of Services hereunder, as well as all other taxes associated with the performance of the Services, shall be the obligation of and be paid by White.

5.    GENERAL PROVISIONS.

      (a) Survivability. The terms and conditions of this Agreement that by their sense and context are intended to survive after performance hereunder shall survive the termination or expiration of this Agreement, including but not limited to Sections 1(b), (c), (d) and (f), Section 3, Section 4(c) and Section 5.

      (b) Assignment. White shall not assign any of his rights or obligations under this Agreement and shall not subcontract any of the Services to be performed hereunder without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

      (c) Entire Agreement; Modification. This Agreement, together with the exhibits attached hereto, which are incorporated herein by this reference, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

      (d) Severability; Non-Waiver. In the event that any of the terms, conditions or provisions of this Agreement are held to be illegal, unenforceable or invalid by any court of competent jurisdiction, the remaining terms, conditions or provisions hereof shall remain in full force and effect. The failure or delay of either party to enforce at any time any provision of this Agreement shall not constitute a waiver of such party's right thereafter to enforce each and every provision of this Agreement.

      (e) Notices. All notices, certifications, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if sent by overnight delivery, by a nationally-recognized overnight delivery service; if mailed, by first class certified mail, postage prepaid, or delivered personally; or if sent by facsimile, with transmission confirmed to:

         If to Company:                           If to White:

         Leap Wireless International, Inc.        Mr. Harvey White
         Attn: Secretary
         10307 Pacific Center Court
         San Diego, CA  92121

         Fax: (858) 882-6060                      Fax:

or to such other address or addresses as may hereafter be specified by notice given by either of the above to the other. Notices given by United States certified mail as aforesaid shall be effective on the date of the first attempt at delivery. Notices delivered in person shall be effective upon delivery. Notices given by facsimile shall be effective when transmitted, provided facsimile notice is transmitted on a business day during regular business hours.

      (f) Choice of Law, Jurisdiction and Venue. This Agreement is made and shall be governed and construed in accordance with the laws of the State of California, excluding its conflicts of laws provisions, except to the extent the Delaware General Corporation Law applies to issues related to the restricted stock to be paid to White hereunder because the Company is a Delaware corporation. The parties hereto consent to the jurisdiction of the State of California and agree that any and all disputes between them shall be resolved pursuant to the terms and conditions of this Agreement and in proceedings held in San Diego County, California.

      (g) Termination. This Agreement may be terminated, with or without Cause (as defined in Exhibit "B" to the Restricted Stock Award Grant Notice and Restricted Stock Award Agreement attached as Exhibit "B-1" to Exhibit B to this Agreement), by the Company in its sole discretion, upon ten (10) days' prior written notice to White. In any such notice of termination, the Company shall specify whether it is terminating the Agreement with Cause or without Cause.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

LEAP WIRELESS INTERNATIONAL, INC.            HARVEY P. WHITE

By: /s/  S. Douglas Hutcheson                /s/ Harvey P. White
    --------------------------               ----------------------------------

Name: S. Douglas Hutcheson

Title: CEO

                                    EXHIBIT A

                                STATEMENT OF WORK

White will provide consulting services to the Company with respect to the following matters:

      - Company plans and strategies regarding the development of products, services and business propositions that support the Company's long term goals, and evaluation and feedback with respect to such development, products, services and business propositions;

      - Assistance in facilitating and supporting the build out of the Company's planned San Diego market;

      -     Other services agreed to by the Company and White

                                    EXHIBIT B

                         COMPENSATION AND REIMBURSEMENT

The Company shall grant White 35,500 (Thirty-Five Thousand Five Hundred) shares of restricted Company common stock, $0.0001 par value per share, pursuant to the restricted stock award grant notice and restricted stock award agreement attached hereto as Exhibit B-1.

The compensation described above constitutes payment to White for providing the Services under this Agreement (including all elements of cost, such as direct labor, overhead, general and administrative expenses and profit) other than out-of-pocket expenses authorized by the Company as described below.

The Company will reimburse White for reasonable and necessary out-of-pocket expenses incurred in connection with his performance of the Services, authorized in accordance with the Company's Travel Management Policy in effect from time to time, and supported by reasonably detailed documentation, including reasonable and necessary expenses for travel and accommodations associated with White's travel outside of San Diego to the extent reasonably necessary to perform the Services required hereunder. All such out-of-pocket expenses shall be itemized on each invoice submitted to the Company and shall be accompanied by the appropriate supporting documentation. For clarification, the following costs shall not be charged to the Company: (a) local telephone service and calls; (b) office staff and supplies used in the normal course of performing the Services; and (c) travel to and from the Company's San Diego offices.

                                   EXHIBIT B-1

                        LEAP WIRELESS INTERNATIONAL, INC.
                     2004 STOCK OPTION, RESTRICTED STOCK AND
                            DEFERRED STOCK UNIT PLAN
                     RESTRICTED STOCK AWARD GRANT NOTICE AND
                        RESTRICTED STOCK AWARD AGREEMENT

      Leap Wireless International, Inc. (the "COMPANY"), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN"), hereby grants to the holder listed below ("HOLDER"), the right to purchase the number of shares of the Company's Common Stock set forth below (the "SHARES") at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "RESTRICTED STOCK AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

HOLDER:                            Harvey P. White

GRANT DATE:                        July 8, 2005

PURCHASE PRICE PER SHARE:          $0.0001 per share

TOTAL NUMBER OF SHARES OF
RESTRICTED STOCK:                  35,500 (Thirty-Five Thousand Five Hundred)
                                   shares

VESTING SCHEDULE:                  The Shares shall be released from the
                                   Company's Repurchase Option set forth in
                                   Section 3.1 of the Restricted Stock Agreement on the dates and in the amounts indicated in Exhibit B to this Grant Notice.

By his signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Holder is married, his spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit C.

LEAP WIRELESS INTERNATIONAL, INC.           HOLDER:

By: /s/ S. Douglas Hutcheson                By: /s/ Harvey P. White
    ----------------------------                --------------------------------
Print Name: S. D. Hutcheson                 Print Name: Harvey P. White
Title: CEO                                  Title: _____________________________
Address: 10307 Pacific Center Court         Address:____________________________
         San Diego, California 92121        ____________________________________

                                    EXHIBIT A

                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                        RESTRICTED STOCK AWARD AGREEMENT

      Pursuant to the Restricted Stock Award Grant Notice ("GRANT NOTICE") to which this Restricted Stock Award Agreement (this "AGREEMENT") is attached, Leap Wireless International, Inc. (the "COMPANY") has granted to Holder the right to purchase the number of shares of Restricted Stock under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan (the "PLAN") indicated in the Grant Notice.

                                     GENERAL

      Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                            GRANT OF RESTRICTED STOCK

      Grant of Restricted Stock. In consideration of Holder's past employment with the Company and its Subsidiaries, his continued service as a Consultant to the Company and its Subsidiaries, his release and settlement set forth in that certain Agreement of even date herewith between Holder and the Company, and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the right to purchase the number of shares of Common Stock set forth in the Grant Notice (the "SHARES"), upon the terms and conditions set forth in the Plan and this Agreement.

      Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge. The payment of the purchase price shall be paid by cash or check.

      Issuance of Shares. Subject to the provisions of Section 2.4 and Article IV below, the issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Holder shall agree (the "ISSUANCE DATE"). Subject to the provisions of Section 2.4 and
Article IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Holder's name).

      Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

      The admission of such Shares to listing on all stock exchanges on which such Common Stock is then listed; and

      The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its reasonable discretion, deem necessary or advisable; and

      The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its reasonable discretion, determine to be necessary or advisable; and

      The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience; and

      The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax.

      Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Holder shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all cash dividends paid on such Shares and any and all shares of Common Stock, capital stock or other securities received by or distributed to Holder with respect to the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement.

                             RESTRICTIONS ON SHARES

      Repurchase Option. Subject to the provisions of Section 3.2 below, if Holder has a Termination of Consultancy before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such Termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of sixty (60) days, commencing on the first day after the date Holder has a Termination of Consultancy, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the "REPURCHASE OPTION") at the original cash purchase price per share (the "REPURCHASE PRICE"). The Repurchase Option shall lapse and terminate sixty (60) days after Holder has a Termination of Consultancy. The Repurchase Option shall be exercisable by the Company by written notice to Holder or Holder's executor

(with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company's option, by delivery to Holder or Holder's executor with such notice of a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the "AGGREGATE REPURCHASE PRICE"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

      Release of Shares from Repurchase Restriction. The Shares shall be released from the Company's Repurchase Option as indicated in Exhibit B to the Grant Notice. Any of the Shares released from the Company's Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4. In the event any of the Shares are released from the Company's Repurchase Option, any dividends or other distributions paid on such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to Holder.

      Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company's Repurchase Option are referred to herein as "UNRELEASED SHARES."

      Restrictions on Transfer. Unless otherwise permitted by the Administrator pursuant to the Plan, no Unreleased Shares or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

                                ESCROW OF SHARES

      Escrow of Shares. To insure the availability for delivery of Holder's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Holder hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached to the Grant Notice as Exhibit D to the Grant Notice. The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Holder attached as Exhibit E to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall deliver to Holder the certificate or certificates representing such Shares in the escrow agent's possession belonging to Holder in accordance with the terms of the Joint Escrow Instructions attached as Exhibit E to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company's Repurchase Option.

      Transfer of Repurchased Shares. Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Holder to the Company.

      No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                                OTHER PROVISIONS

      Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 10.3 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

      Taxes. Holder has reviewed with Holder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Holder understands that Holder (and not the Company) shall be responsible for Holder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Holder understands that Holder will recognize ordinary income for federal income tax purposes under Section 83 of the Code. In this context, "restriction" includes the right of the Company to repurchase the Shares pursuant to its Repurchase Option set forth in Section 3.1. Holder understands that Holder may elect to be taxed for federal income tax purposes at the time the Shares are purchased rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under Section 83(b) of the Code is attached to the Grant Notice as Exhibit F.

      HOLDER ACKNOWLEDGES THAT IT IS HOLDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HOLDER'S BEHALF

      Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      Restrictive Legends and Stop-Transfer Orders.

      Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legend required by any applicable federal and state securities laws:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

      Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

      The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.

      No Employment Rights. If Holder becomes an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

                                      * * *

                                    EXHIBIT B
                     TO RESTRICTED STOCK AWARD GRANT NOTICE
                               VESTING PROVISIONS

      Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Agreement to which this Exhibit B is attached.

      Time-Based Vesting. Subject to any accelerated vesting pursuant to paragraph 2 below, one-half of the Unreleased Shares shall be released from the Company's Repurchase Option on November 15, 2005, if White then remains a Consultant performing Services on such date, and any remaining Unreleased Shares shall be released from the Company's Repurchase Option on November 15, 2006, if White then remains a Consultant performing Services on such date.

      Accelerated Vesting.

            TERMINATION OF CONSULTANCY. IF HOLDER HAS A TERMINATION OF CONSULTANCY FOR ANY REASON OTHER THAN FOR CAUSE (AS DEFINED BELOW), THEN THE REMAINING UNRELEASED SHARES SHALL BE RELEASED FROM THE COMPANY'S REPURCHASE OPTION IN THEIR ENTIRETY ON THE DATE OF HOLDER'S TERMINATION OF CONSULTANCY.

            DEFINITION OF CAUSE. FOR PURPOSES OF THIS EXHIBIT B, THE TERM "Cause" SHALL BE DEFINED AS FOLLOWS:

                  "Cause" SHALL MEAN HOLDER'S TERMINATION OF CONSULTANCY WITH
            THE COMPANY: (A) UPON HOLDER'S WILLFUL FAILURE SUBSTANTIALLY TO PROVIDE CONSULTING SERVICES TO THE COMPANY AS SET FORTH IN THE AGREEMENT ENTERED INTO AS OF JULY _____, 2005 (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED, THE "CONSULTING AGREEMENT") (OTHER THAN ANY SUCH FAILURE RESULTING FROM HOLDER'S INCAPACITY DUE TO DEATH, DISABILITY OR PHYSICAL OR MENTAL ILLNESS), AS REASONABLY DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY AFTER A WRITTEN DEMAND FOR SUBSTANTIAL PERFORMANCE IS DELIVERED TO HOLDER BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH DEMAND SPECIFICALLY IDENTIFIES THE MANNER IN WHICH THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT HOLDER HAS NOT SUBSTANTIALLY PERFORMED SUCH DUTIES, PROVIDED THAT HOLDER SHALL HAVE BEEN GIVEN A REASONABLE PERIOD, NOT TO EXCEED FIFTEEN (15) DAYS, IN WHICH TO CURE SUCH FAILURE; (B) UPON HOLDER'S COMMISSION OF AN ACT OF FRAUD OR DISHONESTY; (C) UPON HOLDER'S WILLFUL ENGAGEMENT IN ILLEGAL CONDUCT OR GROSS MISCONDUCT; OR (D) UPON THE HOLDER'S BEING CONVICTED OF, OR PLEADING NOLO CONTENDERE TO, THE COMMISSION OF A FELONY; AND WITH RESPECT TO ANY OF CLAUSES
            (B), (C) AND (D), SUCH ACTION MATERIALLY ADVERSELY AFFECTS THE COMPANY OR

            HOLDER'S ABILITY TO PROVIDE CONSULTING SERVICES TO THE COMPANY AS SET FORTH IN THE CONSULTING AGREEMENT.

                                      * * *

                                    EXHIBIT C
                     TO RESTRICTED STOCK AWARD GRANT NOTICE
                                CONSENT OF SPOUSE

      I, [________________________], spouse of , have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of Leap Wireless International, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Leap Wireless International, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: [_______________], 2005               ___________________________________
                                                     Signature of Spouse

                                    EXHIBIT D
                     TO RESTRICTED STOCK AWARD GRANT NOTICE
                                STOCK ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, , hereby sells, assigns and transfers unto LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation, [_______] shares of the Common Stock of LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No. [____] herewith and do hereby irrevocably constitute and appoint [____________________] to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between LEAP WIRELESS INTERNATIONAL, INC. and the undersigned dated [___________], 2005.

Dated: _______________, ____                   _________________________________
                                                        [Name of Holder]

      INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Holder.

                                    EXHIBIT E
                     TO RESTRICTED STOCK AWARD GRANT NOTICE
                            JOINT ESCROW INSTRUCTIONS

                                                          ________________, 2005

Secretary

Leap Wireless International, Inc.
10307 Pacific Center Court
San Diego, California 92121
Ladies and Gentlemen:

      As escrow agent (the "ESCROW AGENT") for both Leap Wireless International, Inc., a Delaware corporation (the "COMPANY"), and the undersigned recipient of stock of the Company (the "HOLDER"), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("AGREEMENT") between the Company and the undersigned (the "Escrow"), including the stock certificate and the Assignment in Blank, in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's Repurchase Option as defined in the Agreement), the Company shall give to the Holder and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. The Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the stock assignments necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

      3. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Holder does hereby irrevocably constitute and appoint you as Holder's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph and the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

      4. Upon written request of Holder, but no more than once per year, unless the Company's Repurchase Option has been exercised, you will deliver to Holder a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. At the written request of Holder, on or prior to the later of (i) seventy (70) days after any voluntary or involuntary termination of Holder's services to the Company for any or no reason and (ii) ten (10) days after your receipt of Holder's written request, you will deliver to Holder a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Holder, you shall deliver all of the same to the Holder and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Holder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys' fees with respect thereto.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to the Holder or you shall be addressed to the address given beneath Holder's and your signatures on the signature page to this Agreement. By a notice given pursuant to this Section 15, any party may hereafter designate a different address for notices to be given to that party. Any notice, which is required to be given to Holder, shall, if the Holder is then deceased, be given to Holder's designated beneficiary, if any by written notice under this Section 15. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly obtained by the United States Postal Service.

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law thereof.

                            (Signature Page Follows)

      IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

                                            Very truly yours,

                                            LEAP WIRELESS INTERNATIONAL, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            Address: 10307 Pacific Center Court
                                                     San Diego, California 92121

                                            HOLDER:
                                            ____________________________________

                                            Address ____________________________

                                                    ____________________________

ESCROW AGENT:

By: /s/ Robert Irving
    --------------------------------------------
    Robert Irving,
    Secretary, Leap Wireless International, Inc.

Address: 10307 Pacific Center Court
         San Diego, California 92121

                                    EXHIBIT F
                     TO RESTRICTED STOCK AWARD GRANT NOTICE
                     FORM OF 83(B) ELECTION AND INSTRUCTIONS

      These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock, par value $0.0001, of Leap Wireless International, Inc. transferred to you. PLEASE CONSULT WITH YOUR PERSONAL TAX ADVISOR AS TO WHETHER AN ELECTION OF THIS NATURE WILL BE IN YOUR BEST INTERESTS IN LIGHT OF YOUR PERSONAL TAX SITUATION.

      The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the
Section 83(b) election, the election is irrevocable.

Complete Section 83(b) election form (attached as Attachment 1) and make four
      (4) copies of the signed election form. (Your spouse, if any, should sign
      Section 83(b) election form as well.)

Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

One (1) copy must be sent to Leap Wireless International, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

Retain the Internal Revenue Service file stamped copy (when returned) for your records.

      Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

                            ATTACHMENT 1 TO EXHIBIT F
               ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of shares (the "Shares") of Common Stock, par value $0.0001 per share, of Leap Wireless International, Inc., a Delaware corporation (the "Company").

1. The name, address and taxpayer identification number of the undersigned taxpayer are:

      ______________________________
      ______________________________

      SSN:

      The name, address and taxpayer identification number of the Taxpayer's spouse are (complete if applicable):

      ______________________________
      ______________________________
      ______________________________

      SSN:

Description of the property with respect to which the election is being made:

      __________________(_____) shares of Common Stock, par value $0.0001 per share, of the Company.

The date on which the property was transferred was June ___, 2005. The taxable year to which this election relates is calendar year 2005.

Nature of restrictions to which the property is subject:

      The Shares are subject to repurchase at their original purchase price if unvested as of the date of termination of consultancy with the Company.

The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $___________ per Share.

The amount paid by the taxpayer for Shares was ___________ per share.

A copy of this statement has been furnished to the Company.

Dated: _____________, 2005             Taxpayer Signature ______________________

                                     F-1-1

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable). Dated: ______________, 2005 Spouse's Signature ____________________

Signature(s) Notarized by:

      _______________________________

      _______________________________

                                     F-1-2

                            ATTACHMENT 2 TO EXHIBIT F
                 SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE
                            __________________, 2005

                               VIA CERTIFIED MAIL
                            RETURN RECEIPT REQUESTED

Internal                              Revenue                            Service
[Address where taxpayer files returns]
Re: Election under Section 83(b) of the Internal Revenue Code of 1986

    Taxpayer: ____________________________________________________________

    Taxpayer's Social Security Number: ___________________________________

    Taxpayer's Spouse: ___________________________________________________

    Taxpayer's Spouse's Social Security Number: __________________________

Ladies and Gentlemen:

      Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

                                            Very truly yours,

                                            ____________________________________

Enclosures
cc: Leap Wireless International, Inc.

                                     F-2-3